EXHIBIT 99.1



                            [COMPANY LOGO GOES HERE]


March 8, 2005

Securities and Exhange Commission
450 Fifth Street, N.W.
Washington, DC   20549

Re:  21st Century Technologies
     Commission File No. 000-29209

Gentlemen:

We were previously the independent auditors of 21st Century Technology, Inc. and on March 18,2004 we most recently reported on their financial statements as of December 31, 2003 and 2002 and for the three months ended December 31, 2003, the nine months ended September 30, 2003 and each of the years ended December 31, 2002 and 2001. On March 3, 2005, we were dismissed as the Company's Independent auditors. we have read the Company's statements included under Item 4.01 of the Form 8-K dated March 3, 2005 and we agree with such statements.


/s/ TURNER, STONE & COMPANY, LLP

Turner, stone & Company, L.L.P.



                          [COMPANY ADDRESS GOES HERE]